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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: August 27, 1998
                        (Date of earliest event reported)


                        Central Reserve Life Corporation
             (Exact Name of Registrant as specified in its charter)


              Ohio                     0-8483                 34-1017531
              ----                     ------                 ----------
(State or other jurisdiction of    (Commission File          (IRS Employer
         Incorporation)                Number)           Identification Number)


             17800 Royalton Road, Strongsville, Ohio             44136
             ---------------------------------------             -----
             (Address of Principal Executive Offices)          (Zip Code)

                                 (440) 572-2400
                                 --------------
              (Registrant's telephone number, including area code)



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Item 4.  Change in Registrant's Certifying Accountant.

(a) Central Reserve Life Corporation (the "Company") has appointed Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1998 to replace the firm of KPMG Peat Marwick LLP, who were dismissed as auditors of the Company effective August 27, 1998.

         The Audit Committee of the Company's Board of Directors approved the engagement of Ernst & Young LLP as the Company's independent auditors.

         The audit reports of KPMG Peat Marwick LLP on the Company's consolidated financial statements for the two fiscal years ended December 31, 1997, did not contain an adverse opinion or a disclaimer of opinion, but were modified for going concern uncertainties.

         In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 1997 and 1996, and the subsequent interim period through August 27, 1998, there were no disagreements with KPMG Peat Marwick LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference to the matter in their report.

         There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         A letter from KPMG Peat Marwick LLP, dated September 10, 1998, is filed as Exhibit 16.1 to this Form 8-K/A.


(b) The Company engaged Ernst & Young LLP as its new independent accountants effective August 27, 1998. During the two most recent fiscal years and through August 27, 1998, the Company has not consulted with Ernst & Young LLP regarding (1) the application of accounting principles to any transaction, (2) the type of audit opinion that might be rendered on the Company's financial statements, (3) any disagreement or reportable event as those terms are described or defined in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, or (4) any other matters or events set forth in Item 304(a)(2) of Regulation S-K.



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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         16.1   Letter of KPMG Peat Marwick LLP dated September 10, 1998



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 10, 1998           CENTRAL RESERVE LIFE CORPORATION

                                    By: /s/ Frank W. Grimone
                                        ------------------------------------
                                        Chief Financial Officer




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                                    EXHIBITS


      Exhibit No.        Exhibit

         16.1            Letter of KPMG Peat Marwick LLP dated September 10,
                         1998